ALPS | CORECOMMODITY Natural Resources ETF	FINANCIAL INVESTORS TRUST
Summary Prospectus February 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.alpsfunds.com/exchange-traded-funds/ccnr. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated February 28, 2026, as supplemented from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to maximize real returns, consistent with prudent investment management.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.39%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.39%

(1)	“Other Expenses” is an estimate based on the expenses the Fund expects to incur for the current fiscal year.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years
	$ 40	$ 125

The expenses that would be paid if a shareholder did not redeem shares would be the same.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 137% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

The Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of natural resources companies.

For these purposes, “natural resources” means:

●

Energy: Traditional energy (electricity and gas utilities, oil and gas producers/developers, oilfield equipment/services, storage/transportation, refining and marketing, service/drilling, pipelines, and coal) and alternative energy (uranium, nuclear, hydrogen, wind, solar, hydroelectric, biofuels, geothermal, and fuel cells) (collectively, “Energy”);

●

Agriculture: (grains and other food products, seeds, fertilizers, pesticides, animal producers, animal processors, dairy, aquaculture, water, and supporting agricultural transport and machinery) and forest products (timber assets, lumber, plywood, pulp, paper, and packaging) (collectively, “Agriculture”);

●

Base metals and minerals: (aluminum, copper, nickel, zinc, iron ore, lithium, lead, tin, steel, aggregate, metallurgical coal, supporting transport and mining machinery), specialty metals (manganese, silicon, vanadium, cobalt, tungsten, zirconium, chromium, titanium, niobium, and molybdenum) and rare earth elements (collectively, “Base Metals and Minerals”); and

●	Precious metals and minerals: (gold, silver, platinum group metals, diamonds, and gemstones) (collectively, “Precious Metals and Minerals”).

The Fund considers “natural resources companies” to be foreign and domestic companies that in the most recent fiscal year derived at least 50% of their revenue from or used 50% or more of their assets for: (i) owning, exploring, or developing natural resources; or (ii) producing or supplying goods, equipment, or services principally to companies that own, explore, or develop natural resources” The Fund’s investments in equity securities will primarily consist of investments in common stock. The Fund’s investments in foreign markets include investments in companies located in emerging markets.

1

ALPS | CORECOMMODITY Natural Resources ETF

Under normal market conditions, the Fund:

●

expects 30-50% of the Fund’s portfolio to be allocated to Energy companies; 20-40% of the Fund’s portfolio to be allocated to Agriculture companies; 10-30% of the Fund’s portfolio to be allocated to Base Metals and Minerals companies; and 0-20% of the Fund’s portfolio to be allocated to Precious Metals and Minerals group of companies;

●	will concentrate its investments (i.e., hold 25% or more of its total net assets) in companies in the Energy, Agriculture, Base Metals and Minerals, and Precious Metals and Minerals industries;
●	does not intend to invest more than 5% of its net assets in any individual company, calculated at the time of purchase;
●	may invest in companies across all market capitalizations; and
●	may invest in foreign securities, including emerging markets securities, without limitation.

The Fund’s sub-adviser, CoreCommodity Management, LLC (the “Sub-Adviser” or “CoreCommodity”), employs an actively managed quantitative approach which incorporates multifactor top-down and bottom-up analysis. The Sub-Adviser examines the underlying businesses of natural resource companies, seeking to understand the commodities produced and their relationships to the individual companies.

The Fund typically sells an investment when, in the Sub-Adviser’s view, the reasons for buying it no longer apply or when the company begins to show deteriorating fundamentals or poor relative performance or when an investment is fully valued by the market. The Fund may also sell an investment to secure gains, limit losses or redeploy assets into more promising opportunities.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio that may adversely affect its net asset value and total return. It is important to read all of the disclosure information provided and to understand that you may lose money by investing in the Fund.

●

Natural Resources Risk. The market value of securities of natural resource companies may be affected by numerous factors, including changes in overall market movements; economic, geographical or financial events; events occurring in nature; inflationary pressures; and domestic and international politics. Because the Fund invests significantly in natural resources companies, there is the risk that the Fund will perform poorly during a downturn in prices relating to natural resources. For example, events occurring in nature (such as earthquakes, droughts, floods, weather, livestock disease or fires in prime natural resources areas) and political events (such as war, coups, military confrontations or acts of terrorism, embargoes, tariffs, sanctions or other regulatory developments) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and the other risks to which foreign securities are subject may also affect domestic natural resource companies if they have significant operations or investments in foreign countries. The market value of natural resources and the value of securities of natural resource companies can also fluctuate widely due to supply and demand disruptions in major producing or consuming regions.

●

Equity Risk. The values of equity securities in the Fund will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time due to general market conditions that are not specifically related to a particular company, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, including tariffs and other similar economic arrangements.

●

Small-, Mid-, and Large-Capitalization Companies Risk. The Fund’s investments in securities of companies with small- to mid-sized market capitalizations can present higher risks than do investments in securities of larger companies. Prices of such securities can be more volatile than the securities of larger capitalization firms and can be more thinly traded. This may result in such securities being less liquid. With respect to the Fund’s investments in large-capitalization companies, larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Industry Risk. The Fund’s investments could be concentrated within the Energy, Agriculture, Base Metals and Minerals, and Precious Metals and Minerals group of industries. Any factors detrimental to the performance of such industries will disproportionately impact the Fund. Investments focused in a particular industry are subject to greater risk and are more greatly impacted by market volatility than less concentrated investments.

2

●

Energy Risk. Securities prices for energy-related companies are affected by supply and demand both for their specific product or service and for energy products in general. The price of oil and gas, exploration and production spending, government regulation, world events, exchange rates and economic conditions will likewise affect the performance of these companies. Correspondingly, securities of companies in the energy field are subject to swift price and supply fluctuations caused by events relating to international politics, energy conservation, the success of exploration projects and tax and other governmental regulatory policies. Oil and gas exploration and production can be significantly affected by natural disasters as well as changes in exchange rates, interest rates, government regulation, world events and economic conditions.

●

Agriculture Risk. Economic forces, including forces affecting agricultural markets, as well as government policies and regulations affecting agriculture companies, could adversely impact the Fund’s investments. Agricultural and livestock production and trade flows are significantly affected by government policies and regulations. Governmental policies affecting agriculture companies, such as taxes, tariffs, duties, subsidies and import and export restrictions on agricultural commodities, commodity products and livestock, can influence agriculture company profitability, the planting/raising of certain crops/livestock versus other uses of resources, the location and size of crop and livestock production, whether unprocessed or processed commodity products are traded and the volume and types of imports and exports. In addition, agriculture companies must comply with a broad range of environmental laws and regulations.

●

Mining, Minerals, and Metals Risk. Investments in mining, minerals and metals companies may be speculative and may be subject to greater price volatility than investments in other types of companies. The special risks of mining, minerals and metals investments include: (i) changes in international monetary policies or economic and political conditions can affect the supply of gold and precious metals and consequently the value of mining, minerals and metals company investments; (ii) the United States or foreign governments may pass laws or regulations limiting metals investments for strategic or other policy reasons; (iii) the governments of countries with supplies of gold may pass laws or regulations limiting metals investments for strategic or other policy reasons; and (iv) increased environmental or labor costs may depress the value of mining, minerals and metals investments.

●

Emerging Markets Risk. To the extent that the Fund invests in issuers located in emerging markets, the risk may be heightened by political changes and changes in taxation or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

●

Geographic Risk. The Fund may focus in a single region of the world, and as such, the Fund’s performance may be more volatile than that of a fund that invests globally. If securities of that region fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

●

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. In managing the Fund’s portfolio securities, the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

●

Currency Risk. The risk that fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s non-U.S. investments to decline in terms of U.S. dollars. Additionally, certain of the Fund’s foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency.

●

Fluctuation in Net Asset Value. The NAV of the Fund’s Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on Nasdaq. The Adviser cannot predict whether the Shares will trade below, at, or above their NAV.

●

No Guarantee of Active Trading Market Risk. While Shares are listed on Nasdaq, there can be no assurance that active trading markets for the Shares will be maintained by market makers or authorized participants. Decisions by market makers or authorized participants to reduce their role or ‘‘step away’’ from these activities in times of market stress may inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of a Fund’s holdings and the Fund’s NAV, which could result in the Fund’s Shares trading at a discount to its NAV and also in greater than normal intraday bid/ask spreads for the Fund’s Shares. Additionally, in stressed market conditions, the market for the Fund’s Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings.

●

Shareholder Concentration Risk. A large percentage of the Fund’s shares are held by a small number of shareholders, including persons and entities related to the Adviser. A large redemption by one or more of these shareholders could materially increase the Fund’s transaction costs, which would negatively impact the Fund’s performance and could cause adverse tax consequences for the remaining shareholders of the Fund. The ALPS | CoreCommodity Management CompleteCommodities® Strategy Fund intends to purchase a significant percentage of the shares of the Fund sold over the initial two to three months following the Fund’s commencement of operations.

3

ALPS | CORECOMMODITY Natural Resources ETF

●

Portfolio Turnover Risk. The Fund may trade all or a significant portion of the securities in its portfolio in seeking to achieve its investment objective. A high portfolio turnover rate may increase transaction costs, including brokerage commissions, on the sale of the securities and on reinvestment in other securities, which may increase the Fund’s expenses. Frequent trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and an additional index that is representative of the Fund’s investment strategy. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)

50.00%
40.00%
30.00%
20.00%
10.00%
0.00%
-10.00%
46.57%
2025

Best Quarter: September 30, 2025	17.05%
Worst Quarter: March 31, 2025	4.14%

The Fund’s year-to-date return as of December 31, 2025 was 46.57%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

Average Annual Total Returns
(for periods ended December 31, 2025)

	1 Year	Since Inception (July 10, 2024)
Return Before Taxes	46.57%	24.09%
Return After Taxes on Distributions	45.22%	23.06%
Return After Taxes on Distributions and Sale of Fund Shares	28.24%	18.39%
Bloomberg US 1000 Total Return Index* (reflects no deduction for fees, expenses or taxes)	17.51%	15.74%
Bloomberg Commodity Total Return Index ** (reflects no deduction for fees, expenses or taxes)	15.77%	10.87%

*	Broad-based securities market index.

**	Additional index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. is the investment adviser to the Fund, and CoreCommodity Management, LLC is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Douglas Daly and Nelson Louie serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Daly and Mr. Louie have served as portfolio managers of the Fund since its inception in July 2024.

PURCHASE AND SALE OF FUND SHARES

Individual Shares of the Fund may only be purchased and sold in secondary market transactions through a broker or dealer at a market price. Shares of the Fund are listed for trading on Nasdaq under the trading symbol CCNR, and because Shares will trade at market prices rather than NAV, Shares of the Fund may trade at a price greater than NAV (i.e., a premium) or less than NAV (i.e., a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares of the Fund (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid/ask spread”).

4

Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and the bid/ask spreads, is included on the Fund’s website at www.alpsfunds.com.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, section 199A dividends, or qualified dividend income, except when your investment is held in an IRA, 401(k) or other tax-qualified investment. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

5

Intentionally Left Blank

Intentionally Left Blank